UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 1.01	Entry Into Material Definitive Agreement

Amendment to Loan and Security Agreement and Issuance of a Junior Secured Convertible Promissory Note; Forbearance Agreement

As previously reported, on March 17, 2025, Vivakor, Inc. (the “Company”), issued a junior secured convertible promissory note (the “Initial Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and the Lender (the “Loan Agreement”). The Company received $5,000,000, before fees. The Company received the funds on March 18, 2025. In relation to the Loan Agreement, the Company also entered into a Registration Rights Agreement with the Lender (the “RRA”), under which the Company was obligated to file a resale registration statement with the SEC registering any shares of its common stock issuable under the Note no later than sixty (60) days after closing.

On July 9, 2025, we entered into a Forbearance and Amendment to Loan Agreement and Note, which amended the terms of the Loan Agreement, Initial Note and RRA (the “Forbearance Agreement”). Under the terms of the Forbearance Agreement: (i) the Lender agreed to loan us an additional amount up to $4,400,000 under similar terms as the Initial Note (funds from which we received on July 15, 2025, as set forth below), (ii) the Lender agreed to permit us to raise an additional $3,000,000 under terms set forth on Exhibit I of the Loan Agreement, (iii) the filing date for the resale registration statement under the RRA was extended to July 18, 2025, (iv) the Outstanding Principal Amount of the Initial Note was $6,151,783 on the Forbearance Agreement Effective Date, (v) the principal amount under the Initial Note was increased to $6,766,961.30 (the “Amended Principal Amount”), representing 110% of the Outstanding Principal Amount of the Note as of the Forbearance Agreement Effective Date, (vi) the Weekly Installment Payments under the Initial Note stayed the same, (vii) the fee of $615,178.30 was added to the Amended Principal Amount of the Initial Note and shall be due and payable by the Company on or before January 7, 2026, (viii) past due interest totaling $ $291,367.35, that has accrued between the Forbearance Agreement Effective Date and the Effective Date, shall also be paid on or before January 7, 2026, and (ix) both the $615,178.30 fee and the $291,367.35 of past due interest shall be paid in full in cash on or before January 7, 2026.

On July 9, 2025, we entered into a Second Amendment to Loan Agreement and Registration Rights Agreement (the “Amendment”), and an Additional Junior Secured Convertible Note (the “Additional Note”, together with the Amendment, the “New Loan Documents”), under which we agreed to issue the Lender the Note in the principal amount of $5,940,000. Under the New Loan Documents, we will receive net proceeds of $971,025.65, with the remainder of the principal amount going to (a) a $176,000 origination fee, (b) an aggregate of $3,232,974.35 (the “Holdback Amounts”) representing (i) a $891,000 holdback amount to be applied to pay the first six Weekly Installment Payments when due under the Additional Note (hereinafter defined), (ii) $1,395,540.35 to be applied to pay the seven past due Weekly Installment Payments under the Initial Note, plus accrued interest thereon, and (iii) $946,434 to secure and cover the payment of the next six Weekly Installment Payments due under the Initial Note, (c) $20,000 to pay Lender’s legal fees, and (d) and original issuance discount of $1,540,000. The Note is payable over forty equal weekly installments of $148,500, which may be paid in cash or, at the option of the Company once an applicable registration statement is effective, in free trading shares of its common stock issued at a twenty percent (20%) discount to the lower of either the previous day’s closing price or the average of the four lowest volume-weighted average prices during the prior twenty (20) trading days. The Note does not bear interest unless in default and is subject to mandatory prepayment upon the receipt of proceeds from identified sales of equity interests in the Company and/or the receipt of certain extraordinary cash payments. In the event we default on the terms of the Initial Note or the Additional Note, the conversion price under the notes is a 50% discount to discount to the lower of either the previous day’s closing price or the average of the four lowest volume-weighted average prices during the prior twenty (20) trading days. The lender is secured by a junior lien in all assets of the Company, subject to exceptions for existing debt covenants of the Company. The Company reserved 15,000,000 shares of its common stock for issuance in connection with a conversion under the Additional Note and the Company agreed to issue the Lender 150,000 shares of its common stock as additional consideration for the loan (the “Commitment Shares”). We received the funds under the New Loan Documents on July 15, 2025.

This summary is not a complete description of all of the terms of the Forbearance Agreement, the Amendment, and the Additional Note, and are qualified in their entirety by reference to the full text of the Forbearance Agreement, the Amendment, and the Additional Note, forms of which are filed as Exhibits 10.1, 10.2, and 10.3 respectively hereto, which are incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities

As disclosed in Item 1.01, on July 9, 2025, we issued the Additional Note and agreed to issue the Commitment Shares to the Lender, which securities contain a standard Rule 144 restrictive legend. The issuances of the foregoing securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is one of our executive officers and familiar with our operations. We received the funds under the New Loan Documents on July 15, 2025.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Forbearance Agreement with J.J. Astor & Co. dated July 9, 2025
10.2	Second Amendment to Loan Agreement and Registration Rights Agreement dated July 9, 2025
10.3	Junior Secured Convertible Promissory Note dated July 9, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: July 21, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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